Exhibit 10.1

THIRD AMENDMENT
TO CREDIT AGREEMENT

     This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of June 3, 2004 is among each of the parties named as a Borrower on the signature pages hereto (collectively, the “Borrowers”; each, individually, a “Borrower”), the financial institutions party hereto (the “Lenders”), and Bank of America., N.A., for itself and as agent for the Lenders (the “Agent”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement defined below.

RECITALS:

     A. The Agent and the Lenders are parties to that certain Credit Agreement dated as of May 16, 2002, as amended, supplemented, restated or otherwise modified from time to time (the “Credit Agreement”), among the Borrowers, the Agent and the Lenders.

     B. The Borrowers, the Agent and the Lenders have agreed to certain amendments to the Credit Agreement as described herein and subject to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual agreements contained herein, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Amendment to Credit Agreement. Subject to the terms and conditions contained in Section 3 hereof, Annex A to the Credit Agreement is hereby amended by deleting the definition of “Permitted Restricted Investment” and replacing it with the following:

     “Permitted Restricted Investment” means an acquisition by the Parent, a Borrower or any of their Subsidiaries (other than a Dormant Subsidiary) of (a) all or substantially all of the assets of any other Person (or a division of any other Person) in a line of business permitted to be engaged in by the Borrowers and their Subsidiaries pursuant to Section 7.17, or (b) all of the capital stock or other equity interests of any other Person in a line of business permitted to be engaged in by the Borrowers and their Subsidiaries pursuant to Section 7.17 (provided that, in the case of any stock or equity acquisition, the Agent shall be satisfied in its reasonable judgment with the current and potential liabilities of the Person to be acquired, and the Borrowers shall provide the Agent such information as the Agent may reasonably request in order to make such judgment), and, in either case, with respect to which (i) after giving effect thereto, Excess Availability shall be at least $30,000,000, (ii) prior to and after giving effect to such acquisition no Default or Event of Default shall have occurred and be continuing, and (iii) in the event a new Domestic Subsidiary of the Parent is formed or acquired in connection therewith, (A) such new Subsidiary shall, prior to or concurrently with such acquisition, execute all such agreements, documents and instruments as the Agent may request to either guaranty the Obligations or, with the Agent’s consent, become a “Borrower” and “Excess Collateral Provider” under the Agreement, and to pledge all of its personal property assets (and to the extent the provisions of Section 7.25 shall be applicable all of its Real Estate) as security therefor, (B) the owner of such new Subsidiary shall pledge all (or in the case of a foreign Subsidiary that is owned directly by a Domestic Subsidiary, 65%) of the issued and outstanding equity securities of such new Subsidiary as additional security for the Obligations, and (C) the Parent, the Borrowers and such new Subsidiary shall execute and deliver such opinions, certificates and other documents as the Agent may request in connection with the foregoing clauses (A) and (B). In no event shall any assets of any such new Subsidiary that becomes a “Borrower” hereunder be included in the Borrowing Base, or any Loans be made to such new Subsidiary, until the Agent is satisfied with the results of such field examinations and other due diligence as the Agent may deem appropriate with respect to such new Subsidiary. In addition to the foregoing, solely with the proceeds of its cash on hand, any Foreign Subsidiary may acquire all or substantially all of the assets of any other Person (or a division of any other Person), or all of the capital stock or other equity interests of any other Person, in a line of business permitted to be engaged in by the Borrowers and its Subsidiaries pursuant to Section 7.17.

     2. Reaffirmation of Obligations. Each Borrower acknowledges and affirms that all of its obligations and undertakings under the Credit Agreement and the other Loan Documents, including, without limitation, all of its obligations and undertakings under Section 13.11 and 13.19 of the Credit Agreement, shall remain in full force and effect taking into account all of the terms and conditions of this Amendment and the transactions contemplated hereby.

     3. Conditions Precedent. The effectiveness of the amendments contained in Section 2 above is subject to, and contingent upon, the satisfaction of each of the following conditions precedent, each in form and substance satisfactory to the Agent and the Lenders, unless the same shall otherwise be waived in writing by the Agent and the Lenders in their sole and absolute discretion:

          (a) the Agent and the Lenders shall have received duly executed counterparts of this Amendment signed by each Borrower, the Agent and each Lender;

          (b) the representations and warranties of each Borrower contained herein shall be true and correct;

          (c) the Agent shall have received a Reaffirmation of Guaranty from the Parent and each Subsidiary Guarantor in the form attached hereto; and

          (d) the Agent shall have received such certificates, opinions and other items relating to this Amendment and the transactions contemplated hereby as the Agent may request.

     4. Reference to and Effect on the Credit Agreement. Except as expressly provided herein, the Credit Agreement shall remain unmodified and in full force and effect and each Borrower hereby ratifies and confirms all its obligations and liabilities thereunder after giving effect to this Amendment.

     5. Representations and Warranties. Each Borrower hereby represents and warrants to the Agent and each Lender that: (a) this Amendment and the actions on such Borrower’s part contemplated hereby have been duly approved by all requisite action on the part of such Borrower;

(b) this Amendment and each of the other documents executed and delivered by such Borrower in connection herewith have been duly executed and delivered and constitute the legal, valid, and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally, by general equitable principles or by principles of good faith and fair dealing; and (c) the execution, delivery and performance of this Amendment and each of the other documents executed and delivered by such Borrower in connection herewith do not and will not violate or conflict with any provision of such Borrower’s Articles or Certificate of Incorporation or by-laws or other constitutive documents in effect on the date hereof, or any contracts or agreements to which such Borrower is a party or by which any of its assets are bound. Each Borrower further hereby represents and warrants to the Agent and each Lender that the representations and warranties of such Borrower contained in the Loan Documents are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, other than any such representation or warranty which relates to a specified prior date. Each Borrower further represents and warrants to the Agent and each Lender that no Event of Default exists under any Loan Document.

          6. Miscellaneous.

          (a) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, no Borrower may assign this Amendment or any of its rights or obligations hereunder without the prior written consent of the Agent and the Lenders.

          (b) This Amendment (together with the Credit Agreement) constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes all prior negotiations, representations, warranties, commitments, offers, letters of interest or intent, proposal letters, contracts, writings or other agreements or understandings with respect thereto.

          (c) No waiver and no modification or amendment of any provision of this Amendment shall be effective unless specifically made in writing and duly signed by the party to be bound thereby.

          (d) Paragraph and subparagraph titles, captions and headings herein are inserted only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Amendment or the intent of any provision hereof.

          (e) No failure or delay on the part of any party hereto to exercise any right, power or privilege hereunder or under any instrument executed pursuant hereto shall operate as a waiver nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          (f) Each Borrower affirms and acknowledges that this Amendment shall be a Loan Document for all purposes of the Credit Agreement.

          (g) Any reference to the Credit Agreement contained in any notice, request, certificate or other document executed concurrently with or before or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise specify.

          (h) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

          (i) THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE LAWS AND DECISIONS OF THE STATE OF NORTH CAROLINA.

          (j) The Borrowers agree to pay all of the Agent’s out-of-pocket costs and expenses incurred in connection with this Amendment (including, without limitation, the reasonable fees and expenses of outside counsel).

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Credit Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

“BORROWERS:	COLTEC INDUSTRIES INC.
	By:	/s/ Richard L. Magee
	Name:	Richard L. Magee
	Title:	Vice President

COLTEC INDUSTRIAL PRODUCTS LLC
By:	/s/ Donald G. Pomeroy
Name:	Donald G. Pomeroy
Title:	Vice President and Treasurer

GARLOCK SEALING TECHNOLOGIES LLC
By:	/s/ Donald G. Pomeroy
Name:	Donald G. Pomeroy
Title:	Vice President and Treasurer

GGB, LLC, formerly known as Glacier Garlock Bearings LLC
By:	/s/ Donald G. Pomeroy
Name:	Donald G. Pomeroy
Title:	Vice President and Treasurer

HABER TOOL COMPANY INC.
By:	/s/ Richard L. Magee
Name:	Richard L. Magee
Title:	Vice President

STEMCO LLC
By:	/s/ Donald G. Pomeroy
Name:	Donald G. Pomeroy
Title:	Treasurer

CORROSION CONTROL CORPORATION
By:	/s/ Richard L. Magee
Name:	Richard L. Magee
Title:	Vice President

“AGENT” and “LENDERS”	BANK OF AMERICA, N.A., as the Agent and a Lender
	By:	/s/ David M. Anderson
	Name:	David M. Anderson
	Title:	Senior Vice President

CITICORP USA, INC., as a Lender
By:	/s/ Miles D. McManus
Name:	Miles D. McManus
Title:	Vice President and Director

CONGRESS FINANCIAL CORPORATION (SOUTHWEST), as a Lender
By:	/s/ Joe T. Curdy
Name:	Joe T. Curdy
Title:	Vice President

REAFFIRMATION OF PARENT GUARANTEE

June 3, 2004

Bank of America, N.A., as Agent
600 Peachtree Street, 10th Floor
Atlanta, GA 30308

Please refer to (1) the Credit Agreement dated as of May 16, 2002 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among each of the “Borrowers” named therein, the “Lenders” named therein and Bank of America, N.A., as agent for the Lenders (the “Agent”) and (2) the Parent Guarantee dated May 16, 2002 (as amended, the “Guarantee”) by EnPro Industries, Inc. (“Guarantor”) in favor of the Agent. Pursuant to the Third Amendment to Credit Agreement (the “Amendment”) dated as of even date herewith among the Borrowers, the Agent, and the Lenders signatory thereto, the Credit Agreement has been amended in accordance with the terms and conditions of the Amendment.

Guarantor hereby (i) acknowledges and reaffirms all of its obligations and undertakings under the Guarantee, and (ii) acknowledges and agrees that subsequent to, and taking into account all of the terms and conditions of the Amendment, the Guarantee is and shall remain in full force and effect in accordance with the terms thereof

ENPRO INDUSTRIES, INC.
By:	/s/ Richard L. Magee
Name:	Richard L. Magee
Title:	Senior Vice President

REAFFIRMATION OF SUBSIDIARY GUARANTEE

June 3, 2004

Bank of America, N.A., as Agent
600 Peachtree Street, 10th Floor
Atlanta, GA 30308

Please refer to (1) the Credit Agreement dated as of May 16, 2002 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among each of the “Borrowers” named therein, the “Lenders” named therein and Bank of America, N.A., as agent for the Lenders (the “Agent”) and (2) the Subsidiary Guarantee dated May 16, 2002 (as amended, the “Guarantee”) by each of the undersigned (each, a “Guarantor”) in favor of the Agent. Pursuant to the Third Amendment to Credit Agreement (the “Amendment”) dated as of even date herewith among the Borrowers, the Agent, and the Lenders signatory thereto, the Credit Agreement has been amended in accordance with the terms and conditions of the Amendment.

Each Guarantor hereby (i) acknowledges and reaffirms all of its obligations and undertakings under the Guarantee, and (ii) acknowledges and agrees that subsequent to, and taking into account all of the terms and conditions of the Amendment, the Guarantee is and shall remain in full force and effect in accordance with the terms thereof.

QFM SALES AND SERVICES, INC.,
By:	/s/ Richard L. Magee
Name:	Richard L. Magee
Title:	Vice President

COLTEC INTERNATIONAL SERVICES CO.
By:	/s/ Richard L. Magee
Name:	Richard L. Magee
Title:	Vice President

Signatures continue on following page.

GARRISON LITIGATION MANAGEMENT GROUP, LTD.
By:	/s/ Donald G. Pomeroy
Name:	Donald G. Pomeroy
Title:	Vice President and Treasurer

GGB, INC., formerly known as Glacier Garlock Bearings Inc.
By:	/s/ Richard L. Magee
Name:	Richard L. Magee
Title:	Vice President

GARLOCK INTERNATIONAL INC.
By:	/s/ Donald G. Pomeroy
Name:	Donald G. Pomeroy
Title:	Vice President and Treasurer

GARLOCK OVERSEAS CORPORATION
By:	/s/ Donald G. Pomeroy
Name:	Donald G. Pomeroy
Title:	Vice President and Treasurer